                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 8, 2002
                                                           -------------


                        PINNACLE FINANCIAL PARTNERS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



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              Tennessee                                   000-31225                      62-1812853
              ---------                                   ---------                      ----------
(State or other jurisdiction of incorporation         (Commission File                (I.R.S. Employer
          or organization)                                 Number)                   Identification No.)
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 The Commerce Center, 211 Commerce Street, Suite 300, Nashville, Tennessee 37201
 -------------------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (615) 744-3700
                                                           --------------


                                 Not Applicable
                                 --------------
                          (Former name, former address
                             and former fiscal year,
                          if changed since last report)




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                        PINNACLE FINANCIAL PARTNERS, INC.

                               REPORT ON FORM 8-K
                                  APRIL 8, 2002

                                TABLE OF CONTENTS


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ITEM 4. Changes to Registrant's Certifying Accountants...............................3

SIGNATURE............................................................................4
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                           FORWARD-LOOKING STATEMENTS

The Company may from time to time make written or oral statements, including statements contained in this report which may constitute forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934 (the "Exchange Act"). The words "expect", "anticipate", "intend", "plan", "believe", "seek", "estimate", and similar expressions are intended to identify such forward-looking statements, but other statements may constitute forward-looking statements. These statements should be considered subject to various risks and uncertainties. Such forward-looking statements are made based upon management's belief as well as assumptions made by, and information currently available to, management pursuant to "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from the results anticipated in forward-looking statements due to a variety of factors, including governmental monetary and fiscal policies, deposit levels, loan demand, loan collateral values, securities portfolio values, interest rate risk management, the effects of competition in the banking business from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating through the Internet, changes in governmental regulation relating to the banking industry, including regulations relating to branching and acquisitions, failure of assumptions underlying the establishment of reserves for loan losses, including the value of collateral underlying delinquent loans and other factors. The Company cautions that such factors are not exclusive. The Company does not intend to update or reissue any forward-looking statements contained in this report as a result of new information or other circumstances that may become known to the Company.





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ITEM 4. CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS

On April 8, 2002 Pinnacle Financial Partners, Inc. ("Pinnacle") determined not to renew the engagement of its independent accountants, Arthur Andersen LLP ("Andersen") and appointed KPMG LLP ("KPMG") as its new independent accountants, effective immediately. This determination followed Pinnacle's decision to seek a proposal from KPMG to audit Pinnacle's financial statements for the fiscal year ending December 31, 2002. The decision to retain KPMG was approved by Pinnacle's Board of Directors upon the recommendation of its Audit Committee.

During the period from February 28, 2000 (inception) through December 31, 2000, the most recent fiscal year ended December 31, 2001 and for the subsequent period through the date of this Form 8-K, there were no disagreements between Pinnacle and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

None of the reportable events described under Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the period from February 28, 2000 (inception) through December 31, 2000, the most recent fiscal year ended December 31, 2001 and for the subsequent period through the date of this Form 8-K.

The audit reports of Andersen on the consolidated financial statements of Pinnacle and subsidiaries as of and for the periods ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During Pinnacle's two most recent fiscal years ended December 31, 2001, and the subsequent period through the date of this Form 8-K, Pinnacle did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.


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                                 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PINNACLE FINANCIAL PARTNERS, INC.



                                       By: /s/ M. Terry Turner
                                       ---------------------------------
                                       M. Terry Turner
                                       President and CEO

                                       Date: April 8, 2002






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